                                            Pruco Life Insurance Company
                                     Pruco Life Insurance Company of New Jersey

                                Prudential Premier: B Series, X Series, and L Series

                                          Supplement, dated March 18, 2009
                                                         To
                                            Prospectus, dated May 1, 2008

This supplement should be read and retained with the prospectus for your Annuity, and amends our supplement dated
February 23, 2009.  If you would like another copy of the prospectus or the February 23rd supplement, please call us at 1-800-752-6342.

1.       Under Highest Daily GRO, we add the following as the last bullet under the sub-section entitled "Special
         Considerations under . . .":

"If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good
Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated.  During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally.  The newly-elected benefit will commence at the close of business on the following Valuation Day.  Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day."

2.       Under Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus, under "Other Important
         Considerations", within the bullet point beginning with "[w]e currently limit the Sub-accounts to which you may allocate Account Value . . .", we add the following to the end of that bullet point:

"If you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated.  During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally.
The newly-elected benefit will commence at the close of business on the following Valuation Day.  Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following
Valuation Day."